AWARD/CONTRACT OCT 0 6 2003

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING: DOC 9

PAGE 1 OF 7 PAGES

2. CONTRACT (Proc. Inst. Ident.) NO.: SP0100-03-D-0371

3. EFFECTIVE DATE: SEP 3 0 2003

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: VARIOUS

5. ISSUED BY — CODE SP0100

DEFENSE SUPPLY CENTER PHILADELPHIA
700 ROBBINS AVE., BLDG. 6 D
DSCP-CRFA
PHILADELPHIA, PA 19111-5092
TOM DARCY 215-737-3068

6. ADMINISTERED BY (If other than Item 5) — CODE S1103A

DCMC ATLANTA
805 WALKER STREET, SUITE 1
MARIETTA, GA 30060-2789

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)

MCRAE INDUSTRIES, INC.
P.O. BOX 1239
HWY. 109 N.
MT. GILEAD, N.C. 27306

CODE 3A059 — FACILITY CODE

8. DELIVERY: ☐ FOB ORIGIN ☒ OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: ITEM 12

11. SHIP TO/MARK FOR — CODE

SEE SCHEDULE

12. PAYMENT WILL BE MADE BY — CODE SC0100

DFAS-BVDP/I/CC
P.O. BOX 182317
COLUMBUS, OH 43218-6248

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

☐ 10 USC 2304(c)( ) ☐ 41 USC 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

TG: 97X4930.5CT0 01 26.0 S33150

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	FOR INFORMATION RELATIVE TO THIS CONTRACT, CONTACT TOM DARCY, DSCP-CRFA, (215)737-3068 FAX: (215) 737-7429 SEE PAGE 2 FOR INFORMATION				

15G. TOTAL AMOUNT OF CONTRACT: $7,400,401.26

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
	A	SOLICITATION/CONTRACT FORM			I	CONTRACT CLAUSES	
	B	SUPPLIES OR SERVICES AND PRICES/COST				PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
	C	DESCRIPTION/SPECS./WORK STATEMENT			J	LIST OF ATTACHMENTS	
	D	PACKAGING AND MARKING				PART IV - REPRESENTATIONS AND INSTRUCTIONS	
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
	F	DELIVERIES OR PERFORMANCE					
	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☐ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number SP0100-02-R-0007 & Amendments including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME OF CONTRACTING OFFICER: THOMAS J. HUTCHINSON

19B. NAME OF CONTRACTOR

BY ________ (Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA

BY Thomas J. Hutchinson (Signature of Contracting Officer)

20C. DATE SIGNED: SEP 3 0 2003

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE

26-107
PerFORM (ELA)

STANDARD FORM 26 (REV. 4-85)(EG)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

BOOT, DMS (3 Types)

BASE TERM 35%

BOOT, COMBAT

Destination	Min	Max	Unit Price	Minimum Dollar Value	Maximum Dollar Value
Bill & Hold	15,303	73,500	$62.1900	$951,693.57	$4,570,965.00

BOOT, HW BLACK

Destination	Min	Max	Unit Price	Minimum Dollar Value	Maximum Dollar Value
Bill & Hold	51,549	107,392	$53.0820	$2,736,324.02	$5,700,582.14

BOOT, HW DESERT TAN

Destination	Min	Max	Unit Price	Minimum Dollar Value	Maximum Dollar Value
Bill & Hold	68,250	363,886	$54.3939	$3,712,383.68	$19,793,178.70

*THE UNIT PRICES INCLUDE $1.16 FOR STORAGE AND DISTRIBUTION

In accordance with Paragraph 3.4.10. Transportation Costs of the Bill & Hold Statement of Work, $.80 per unit has been established for contractor's monthly invoicing for the MRO Transportation Cost on the actual number of MRO units shipped during the previous month. It is agreed that this amount will be adjusted on a quarterly basis utilizing the actual transportation costs experienced and documented by the Contractor and reported to the Administrative Contracting Officer on a quarterly basis. The Administrative Contracting Officer shall make the necessary adjustment no later than fifteen (15) days after receipt of the Contractor's quarterly transportation report.

PAYMENT TO BE MADE TO: McRae Industries, Inc. Footwear Division
P.O. Box 1239 Highway 109 North
Mt. Gilead, NC 27306

The effective period of this contract is from date of award through one (1) year after.

In accordance with Clause 52.217-9P12, OPTION FOR INDEFINITE DELIVERY, INDEFINITE QUANTITY CONTRACT TERM EXTENSION, the Government may extend the effective period of this contract for a maximum of two (2) one-year periods. See Clause 52.217-9P12 for full text. The following total minimum/maximum quantities apply during the option terms (Quantities shown represent the total requirement for solicitation SP0100-02-R-0007):

OPT 1	MINIMUM	MAXIMUM
Boot, HW Black	116,460 Pr	271,740 Pr
Boot, HW Desert Tan	160,000 Pr	805,812 Pr

OPT 2	MINIMUM	MAXIMUM
Boot, HW Black	116,460 Pr	271,740 Pr
Boot, HW Desert Tan	120,000 Pr	580,812 Pr

In accordance with Clause 52.217-9P23, "Placement of Delivery Orders Against Multiple Indefinite Delivery/Indefinite Quantity Contracts", on page 101 of SP0100-02-R-0007, once during each option period, prior to placing orders above the minimum, the contracting officer will evaluate the contractor's to determine

whether revision of award percentages for orders above the minimum is necessary. The option term prices are hereby incorporated by reference as contained in contractor's offer dated July 29, 2003.

As stated in the solicitation, while each of the three boots cited contains an established minimum/maximum quantity per item, the Government reserves the right to change the minimum/maximum quantity per item as demands dictate.

In accordance with Clause 52.219-9, Small Business Subcontracting Plan is hereby incorporated by reference and made part of this contract.

Variation in quantity: 2% increase / 2% decrease for Bill & Hold Provisions-Contractor Storage Facility
+/- 0% is applicable to the Material Release Orders (MRO)

Name and location of Plant, Inspection, Acceptance and Shipping Point:

McRae Industries, Inc.	Inspect, mark and trim	
Highway 109 North	leather and fabric	100%
Mt. Gilead, NC 27306	Cut leather and fabric	100%
	Cement, mark, skive	
	and inspect cut parts	100%
	Prefit, fit, and stitch	
	leather and fabric	100%
	Last Vulcanize and	
	Rubber milling	100%
	Finishing,	100%
	Final Inspection	100%
	Packing, Shipping	100%

In accordance with clause 52.246-9P44, the following have been approved as qualified laboratories:

LABORATORY	COMPONENT	COMPONENT SOURCE
Vulcan Corporation 1151 College St Clarksville, TN 37041	Rubber	Vulcan Corp. 1151 College St Clarksville, TN 37041
ADMINISTRATION FOR ABOVE: DCM Birmingham		
S.B. Foot Tanning Co. 805 Bench St. Red Wing, MN 55066	Upper Leather Gusset Leather	S.B. Foot Tanning 805 Bench St. Red Wing, MN 55066
ADMINISTRATION FOR ABOVE: DCM Twin Cities		
Leather Industries Research Lab University of Cincinnati	Upper Leather Gusset Leather	The Irving Leather Group 9 Main St. P.O. Box 400 Hartland, ME 04943
ADMINISTRATION FOR ABOVE: DCM Manchester		
Wellco/Research Inc. P.O. Box 188	Rubber	McRae Industries, Inc. P.O. Box 1239

150 Westwood Circle
Waynesville, NC 28786

Highway 109 N.
Mt. Gilead, NC 27306

ADMINISTRATION FOR ABOVE: DCM Atlanta

Any changes to the suppliers of the above components under this contract must be approved, in writing, by the Contracting Officer.

[X] 52.242-9P13 RESPONSIBILITY FOR ADMINISTRATION AND INSPECTION (AUG 2000) DSCP

(a) CORRESPONDENCE: All pertinent correspondence relative to this contract/order shall be directed to the administration office identified on Page 1 of this contract/order. Contractor requests for deviations from, or waiver of, specification requirements shall be submitted to the assigned Quality Assurance Representative (QAR).

[ ] (b) PROPERTY ADMINISTRATION

(1) Where Government Furnished Material (GFM) is being provided under the Clothing and Textile Bailment System (DSCP Clause 52.245-9P03), the responsibility for Property Administration is assigned to the administering office designated on Page 1 of this contract/order. The responsibility for maintenance of the Government's official property records is retained by the Defense Supply Center Philadelphia (DSCP), ATTN: DSCP-CRDA-1.

(2) Where Government Loaned Property (GLP) is being provided (DSCP Clause 52.245-9P02), the responsibility for property administration is retained by the Defense Supply Center Philadelphia,

ATTN: DSCP-________.

(3) Where Government Furnished Property (GFP), other than that cited in paragraphs (1) and (2) above, is being provided, the responsibility for property administration is assigned to the administration office designated on Page 1 of this contract/order.

(c) INSPECTION: Inspection shall be accomplished by the administration office at the contractor's place of performance unless otherwise indicated below:

INSPECTION OFFICE **(If other than administration office):**

INSPECTION POINT **(If other than place of performance):**

If a Government QAR has not been assigned by the time inspection service is needed, notify the cognizant inspection office.

[ ] (d) INSPECTION INSTRUCTIONS: The supplies shall be inspected for compliance with packaging, packing, marking and quantity requirements only. At the discretion of the QAR, the contractor's test records (protocol) shall also be reviewed to determine compliance with requirements.

[X] (e) ADVANCE NOTIFICATION: Pursuant to FAR Clause 52.246-2, Inspection of Supplies Fixed-Price, the Government hereby requests advance notification that supplies are ready for Government inspection. The contractor shall telephonically notify the Government QAR at the office indicated in para (c) above seven working days prior to the date supplies are ready for inspection.

[ ] (f) SPECIAL INSTRUCTIONS ON CoCs: The term "Contract Administration Office" as it is used in FAR Clause 52.246-15, Certificate of Conformance (CoC), shall be interpreted as the Food and Drug Administration office cited in para (c) above. This interpretation applies only to FAR Clause 52.246-15 and shall not apply to any administrative function performed by the office designated on Page 1, of this contract/order.

[ ] 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIESBY SEA (MAR 2000) DFARS

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the

Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor-

(1) Shall notify the Contracting Officer of that fact; and

(2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties-

(1) In all subcontracts under this contract, if this contract is a construction contract; or

(2) If this contract is not a construction contract, in all subcontracts under this contract that are for-

(i) Noncommercial items; or

(ii) Commercial items that-

(A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);

(B) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

[X] 52.242-9P14 MANUFACTURING DIRECTIVE NUMBER (JAN 1992) DPSC

(a) Manufacturing Directive Number (MDN) MDL identifies this award for Government-Furnished Property (GFP) transactions and shall be cited on all requests for GFP. Appropriate cross-reference between this number and contract numbers shall be maintained to identify GFP shipments.

(b) When the contractor receives or returns GFP, the MDN will appear in Card Columns 54-56 (Distribution) of the shipping document (DD Form 1348-1, DoD Single Line Item Release/Receipt Document) or be reflected on the Bill of Lading Worksheet Document which accompanies shipments of shoe lasts.

[ ] 52.242-9P15 PAYMENT (JAN 1992) DPSC

For each item shipped, the contractor shall annotate the shipping documents and invoices with the number of holders in the shipment and the total net weight of the thread contained on the holders. Where manufacturing processes beyond the contractor's control result in the total net weight of the thread exceeding ____________ ounces (if more than one item, see * below) times the number of holders contained in the shipment, the following formula for payment shall apply:

Total Net Weight X Unit Price Per Holder

*____________ Ounces per Unit